Exhibit 99.15

EXECUTION

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT dated as of August 13, 2014 among UNITEK GLOBAL SERVICES INC., a Delaware corporation (“UniTek Parent”), UNITEK ACQUISITION, INC., a Delaware corporation (“UniTek Acquisition”), PINNACLE WIRELESS USA, INC., a Delaware corporation (“Pinnacle”), UNITEK USA, LLC, a Delaware limited liability company (“UniTek USA”), ADVANCED COMMUNICATIONS USA, INC., a Delaware corporation (“Advanced Communications”), DIRECTSAT USA, LLC, a Delaware limited liability company (“DirectSat”), FTS USA, LLC, a Delaware limited liability company (“FTS”) (UniTek Parent, UniTek Acquisition, Pinnacle, UniTek USA, Advanced Communications, DirectSat, FTS, collectively the “Borrowers”), APOLLO INVESTMENT CORPORATION, as administrative agent under the ABL Credit Agreement (“AIC”, and in such capacity, the “ABL Agent”), and each lender of Last Out Loans party hereto on the date hereof or from time to time party to the ABL Credit Agreement (each a “Subordinated Creditor” or, in its capacity as a party to the ABL Credit Agreement, a “Last Out Lender”and collectively, the “Subordinated Creditors” or, in their capacities as parties to the ABL Credit Agreement, the “Last Out Lenders”).

The Borrowers and any “Guarantors” (as defined in the ABL Credit Agreement; collectively, with the Borrowers, the “Obligors”), certain lenders (the “ABL Lenders”) and the ABL Agent are parties to a Revolving Credit and Security Agreement, dated as of July 10, 2013 (as amended by that certain Amendment and Limited Waiver to Revolving Credit and Security Agreement and Fee Letter, dated as of July 25, 2013, and by that certain Second Amendment to Revolving Credit and Security Agreement, dated as of the date hereof (the “Second Amendment”), and as it may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “ABL Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) by the ABL Lenders to the Borrowers.

To induce the ABL Lenders to enter into the Second Amendment and consent to the making of the Last Out Loans referred to therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Subordinated Creditors has agreed to subordinate the Subordinated Indebtedness (as hereinafter defined) to the ABL Obligations (as hereinafter defined), all in the manner and to the extent hereinafter provided.

Accordingly, the parties hereto agree as follows:

Section 1.                                           Definitions.

1.01                        Defined Terms.  The following terms shall have the following meanings:

“ABL Collateral” means all “Collateral” as defined in the ABL Security Documents and any other assets of any other Obligor now or at any time hereafter subject to Liens securing any ABL Obligations and any Subordinated Indebtedness.

“ABL Loan Documents” means the ABL Credit Agreement and the “Other Documents”, as defined in the ABL Credit Agreement.

“ABL Obligations” means all Obligations (including, for the avoidance of doubt, in respect of post-petition interest at the default rate) that are not Subordinated Indebtedness.

“ABL Required Lenders” means the “Required Lenders”, as defined in the ABL Credit Agreement.

“ABL Secured Parties” means the ABL Agent and the holders of the Obligations, but shall not include the Subordinated Creditors.

“ABL Security Documents” means the security agreement contained in the ABL Credit Agreement, any “Guarantor Security Agreement”, any “Pledge Agreement”, as defined in the ABL Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any ABL Obligations and any Subordinated Indebtedness or under which rights or remedies with respect to any such Lien are governed.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Bankruptcy Law” means any bankruptcy, insolvency, reorganization, receivership or other similar law of any jurisdiction, including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

“DIP Financing” shall have the meaning assigned to such term in Section 3.01(a).

“DIP Financing Liens” shall have the meaning assigned to such term in Section 3.01(a).

“Discharge of ABL Obligations” means, subject to Section 2.08, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any insolvency or liquidation proceeding (including post-petition interest at the default rate)) regardless of whether allowed or allowable in an Insolvency Proceeding and premium, if any, on all indebtedness (other than Subordinated Indebtedness) outstanding under the ABL Loan Documents, (b) payment in full of all other ABL Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including any contingent indemnification obligations to the extent asserted), (c) termination or expiration of all commitments to lend under the ABL Credit Agreement, (d) termination, expiration or cash collateralization (to the reasonable satisfaction of the ABL Agent and the issuer thereof) of all letters of credit issued pursuant to the ABL Credit Agreement and (e) expiration or termination of all Hedge Liabilities (as defined in the ABL Credit Agreement) and Cash Management Obligations (as defined in the ABL Credit Agreement).

“Exempted Last Out Loan Proceeds” means “Exempted Last Out Loan Proceeds” as defined in the ABL Credit Agreement.

“Insolvency Proceeding” means (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Obligor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of the property or assets of any Obligor, (c) any voluntary or involuntary winding-up or liquidation of any Obligor, or (d) a general assignment for the benefit of creditors by any Obligor.

“Intercreditor Agreement” means the “Intercreditor Agreement” as defined in the ABL Credit Agreement.

“Liens” has the meaning given to such term in the ABL Credit Agreement.

“Obligations” has the meaning given to such term in the ABL Credit Agreement.

“Obligors” means the Borrowers, the Guarantors and each other person that shall have created or purported to create any Lien on all or any part of its assets to secure any ABL Obligations or any Subordinated Indebtedness pursuant to the ABL Documents.

“Overdue Formula Amount” means, at any time of determination, any “Overdue Formula Amount” as defined in Section 3.1 of the ABL Credit Agreement, but only if at such time such Overdue Formula Amount is expressly considered not due and payable for purposes of clause (iii)(x) of the last paragraph of Section 3.1 of the ABL Credit Agreement.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, restructure or replace or to issue other indebtedness in exchange or replacement for, such Indebtedness, in whole or in part.  “Refinanced” and “Refinancing.” shall have correlative meanings.

“Subordinated Indebtedness” means all Obligations solely with respect to “Last Out Loans” as defined in, and outstanding from time to time under, the ABL Credit Agreement, including but not limited to principal, interest, fees, expenses, and other obligations of the Obligors with respect to such Last Out Loans.

“Subordination Terms” means the terms set forth in Section 2.

1.02                        Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Exhibits shall be construed to refer to Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.                                           Subordination Terms.  The Obligors, ABL Agent and Subordinated Creditors hereby agree as follows:

2.01                        Subordination.  Each Obligor, for itself and its successors and assigns, covenants and agrees and each Subordinated Creditor, on its own behalf and on behalf of each subsequent holder of Subordinated Indebtedness, likewise covenants and agrees that, to the extent and in the manner set forth in this Agreement, the Subordinated Indebtedness is subordinated and subject in right of payment to the ABL Obligations, such that (subject to Sections 2.01(a) and 2.01(b), the Discharge of ABL Obligations shall occur before any Subordinated Creditor is entitled to receive any payment (other than of Exempt Last Out Loan Proceeds) on account of the Subordinated Indebtedness and, in that connection, unless and until the Discharge of ABL Obligations occurs:

(a)                                 no payment (other than of Exempt Last Out Loan Proceeds) on account of the principal of, or interest on, or any other amount in respect of, this Agreement, the ABL Loan Documents (but only so far as it relates to the Subordinated Indebtedness) or any judgment with respect hereto or thereto (and no payment on account of the purchase or redemption or other acquisition in respect of the Subordinated Indebtedness) shall be made by or on behalf of the Obligors; provided that, (i) interest on the Subordinated Indebtedness may be capitalized as provided for in Section 3.1 of the ABL Credit Agreement and, subject to any terms hereof to the contrary, paid in cash as provided for in Section 3.1 of the ABL Credit Agreement, provided that, without affecting any obligation of the Obligors, no such cash interest shall be paid (x) if at such time any principal, premium, interest, fees and other amounts, to the extent then due and payable with respect to the ABL Obligations, have not been paid in full in cash (other than any Overdue Formula Amount) or (y) in the event of any Insolvency Proceeding (but, for the avoidance of doubt, only until the Discharge of ABL Obligations in such Insolvency Proceeding); and (ii) notwithstanding anything in this Agreement to the contrary, the Subordinated Obligations may be repaid with Exempt Last Out Loan Proceeds as provided in Sections 4.15(h) and 11.5 of the ABL Credit Agreement; and

(b)                                 the Subordinated Creditors shall not (i) ask, demand, sue for, accelerate or take or receive from any Obligor, by set-off or in any other manner, any payment on account of the principal of, or interest on, or any other amount in respect of, this Agreement or the ABL Credit Agreement (but only so far as it relates to the Subordinated Indebtedness), other than of Exempt Last Out Loan Proceeds as provided in Sections 4.15(h) and 11.5 of the ABL Credit Agreement, provided that, interest on the Subordinated Indebtedness may be capitalized as provided for in Section 3.1 of the ABL Credit Agreement and, subject to any terms hereof to the contrary, paid in cash as provided for in Section 3.1 of the ABL Credit Agreement, provided that, without affecting any obligation of the Obligors, no such cash interest shall be paid (x) if at such time any principal, premium, interest, fees and other amounts, to the extent then due and payable with respect to the ABL Obligations, have not been paid in full in cash (other than any Overdue Formula Amount) or (y) in the event of any Insolvency Proceeding (but, for the avoidance of doubt, only until the Discharge of ABL Obligations in such Insolvency Proceeding), or (ii) seek any other remedy allowed at law or in equity against any Obligor for breach of such Obligor’s obligations hereunder or thereunder (but only so far as it relates to the Subordinated Indebtedness) other than any such remedy in respect of such Obligor’s obligations under Section 4.15(h) of the ABL Credit Agreement.

2.02                        Actions upon Dissolution.  In the event of any Insolvency Proceeding, then upon any payment or distribution of assets of any Obligor of any kind or character, whether in cash, property or securities, to any of its creditors (including without limitation the Subordinated Creditors) the Discharge of ABL Obligations shall occur first before the holders of the Subordinated Indebtedness shall be entitled to retain any assets (other than Exempt Last Out Loan Proceeds) so paid or distributed in respect of the Subordinated Indebtedness (for principal, premium, interest or otherwise) and, to that end, the holders of the ABL Obligations shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character (other than Exempt Last Out Loan Proceeds as provided in Sections 4.15(h) and 11.5 of the ABL Credit Agreement), whether in cash or property or securities that would, but for these Subordination Terms, be paid or delivered to the Subordinated Creditors.  The Subordinated Creditors shall provide to the ABL Agent (on behalf of the ABL Secured Parties) all information and documents necessary to present claims or seek enforcement with respect to the Subordinated Indebtedness and will duly and promptly take such action as the ABL Agent (on behalf of the ABL Secured Parties) may request (i) to collect the Subordinated Indebtedness for the account of the ABL Agent (on behalf of the ABL Secured Parties), other than Exempt Last Out Loan Proceeds, and (ii) to file appropriate claims or proofs of claim with respect thereto.  No Subordinated Creditor, solely in its capacity as a Subordinated Creditor or Last Out Lender under the ABL Credit Agreement, shall take any action in any Insolvency Proceeding in any way so as to contest, and hereby waives any rights it may have to contest (a) the validity or enforceability of any of the ABL Loan Documents, (b) the rights and duties of the ABL Agent and the ABL Secured Parties established in any of the ABL Loan Documents or (c) the validity or enforceability of the subordination provisions set forth in this Agreement.

2.03                        Subrogation.  Following the Discharge of ABL Obligations, the Subordinated Creditors shall be subrogated to the rights of the ABL Agent (on behalf of the ABL Secured Parties) to receive payments and distributions of cash, property and securities applicable to the ABL Obligations until the principal of, and interest on, and all other amounts in respect of, the Subordinated Indebtedness shall be paid in full.  For purposes of such subrogation, no payments or distributions to the ABL Agent or the ABL Secured Parties of any cash, property or securities to which the Subordinated Creditors would be entitled except for these Subordination Terms, and no payments over pursuant to these Subordination Terms to the ABL Agent or the ABL Secured Parties by the Subordinated Creditors, shall be deemed to be a payment or distribution by any Obligor to or on account of the ABL Obligations; it being understood and agreed that the Subordination Terms are solely for the purpose of defining the relative rights of the ABL Agent and the ABL Secured Parties on the one hand, and the Subordinated Creditors on the other hand.

2.04                        Turnover by the Subordinated Creditors.  If any payment or distribution of any character (other than Exempt Last Out Loan Proceeds), whether in cash, securities or other property, in respect of this Agreement (so far as it relates to the ABL Obligations or the

Subordinated Indebtedness) or the ABL Loan Documents shall be received by any Subordinated Creditor in contravention of these Subordination Terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to the ABL Agent (on behalf of the ABL Secured Parties) to the extent necessary to effect the Discharge of ABL Obligations.

2.05                        No Petition.  So long as any ABL Obligation is outstanding, any Subordinated Creditor in its capacity as such and as a Last Out Lender, in each case, shall not commence, or join with any creditor in commencing,  any Insolvency Proceeding.

2.06                        No Effect.  Unless the ABL Secured Parties and the Subordinated Creditors so expressly subsequently agree, these Subordination Terms shall not be affected by (i) any amendment or modification of, or addition or supplement to, the ABL Credit Agreement or any other ABL Loan Document, (ii) any exercise or non-exercise of any right, power or remedy under or in respect of the ABL Credit Agreement or any other ABL Loan Document, or (iii) any waiver, consent, release, extension, renewal, modification, delay, or other action, inaction or omission in respect of the ABL Credit Agreement or any other ABL Loan Document.

2.07                        Continuation.  The provisions of these Subordination Terms constitute a continuing agreement and shall (i) remain in full force and effect until the Discharge of ABL Obligations, (ii) be binding upon the Subordinated Creditors, the Obligors and the other parties hereto and their respective successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the ABL Agent (on behalf of the ABL Secured Parties).  These Subordination Terms and this Agreement shall automatically, and without further action, terminate and have no further force or effect as to the Borrowers upon the Discharge of ABL Obligations.

2.08                        No Impairment; Automatic Restoration.  Except to the extent otherwise expressly provided in the ABL Loan Documents, the foregoing provisions are solely for the purpose of defining the relative rights of the holders of the ABL Obligations on the one hand and the Subordinated Creditors on the other hand, and nothing herein shall impair or affect, as between the Obligors and the Subordinated Creditors, the obligations of the Obligors, which are unconditional and absolute, to pay to the Subordinated Creditors the Subordinated Indebtedness in accordance with the terms of the ABL Loan Documents.  These Subordination Terms shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Obligor in respect of the ABL Obligations is rescinded or must be otherwise restored by any holder of any of the ABL Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 3.                                           Insolvency Proceedings.  Without limiting the provisions of Section 2 hereof, the Obligors hereby agree as follows:

3.01                        Finance and Sale Matters.  (a) Until the Discharge of ABL Obligations has occurred (other than a Discharge of ABL Obligations arising from the Refinancing of the ABL Obligations with the proceeds of a DIP Financing (as defined below) or otherwise), each of the Subordinated Creditors agrees that, in the event of any Insolvency Proceeding, such Subordinated Creditor:

(i)                                     will not take any step or action (whether directly or indirectly) in such Insolvency Proceeding to oppose, object to, impede, or delay the use of any ABL Collateral constituting cash collateral (including, without limitation, any and all terms of any cash collateral order) under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the ABL Secured Parties, or a representative authorized by the requisite ABL Secured Parties, shall oppose or object to such use of cash collateral;

(ii)                                  will not take any step or action (whether directly or indirectly) in such Insolvency Proceeding to oppose, object to, impede, or delay any post-petition equity or debt financing (including, without limitation, any and all terms of any financing agreement, related documents and financing order), whether provided by Secured Parties or any other person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens securing any DIP Financing (“DIP Financing Liens”), or any grant of adequate protection in connection with any DIP Financing, unless in each case the ABL Secured Parties, or a representative authorized by the requisite ABL Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens;

(iii)                               in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection (except as otherwise provided under Section 3.04(b) hereof) or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and

(iv)                              will not take any step or action (whether directly or indirectly) in such Insolvency Proceeding to oppose, object to, impede, or delay any sale or other disposition of any assets (including, without limitation, the terms and conditions of any bidding procedures orders, sale orders and any and all purchase and sale agreements and related documents) free and clear of Liens under the ABL Security Documents or other claims, whether under Section 363 of the Bankruptcy Code (or any comparable provision of any other Bankruptcy Law) or otherwise, if the ABL Secured Parties, or a representative authorized by the requisite ABL Secured Parties, shall consent to such Disposition.

(b)                                 Each of the Subordinated Creditors agrees that it shall not oppose, contest or challenge, or support any other person in opposing, contesting or challenging, (i) any request by the ABL Agent or any other ABL Secured Party for adequate protection in any form or (ii) any objection, based on a claim of a lack of adequate protection, by the ABL Agent or any other ABL Secured Party to any motion, relief, action or proceeding.

(c)                                  Each of the Subordinated Creditors hereby expressly and irrevocably waives, for the benefit of ABL Agent and ABL Secured Parties any principles or provisions of law (including as set forth in any Bankruptcy Law, statutory or otherwise) which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Subordinated Creditor’s obligations hereunder.

3.02                        Relief from the Automatic Stay.  Notwithstanding anything to the contrary contained herein, each of the Subordinated Creditors agrees that, so long as the Discharge of

ABL Obligations has not occurred, it shall not, without the prior written consent of the ABL Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding in respect of any part of the ABL Collateral or any proceeds thereof.

3.03                        Reorganization Securities.  Without prejudice to Section 2 hereof, if, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the ABL Obligations and the Subordinated Obligations, then, to the extent the debt obligations distributed on account of the ABL Obligations and on account of the Subordinated Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

3.04                        Post-Petition Interest; Adequate Protection.  (a) Each of the Subordinated Creditors agrees that it shall not oppose or seek to challenge any claim by the ABL Agent or any other ABL Secured Party for allowance of ABL Obligations consisting of principal, post-petition interest at the default rate, fees, expenses, or any other ABL Obligations, or payment of such claims, in any Insolvency Proceeding.

(b)                                 If any of the Subordinated Creditors obtains any adequate protection payment in respect of the Subordinated Indebtedness in any Insolvency Proceeding, then it agrees to turnover such payment to the ABL Agent (on behalf of the ABL Secured Parties other than the Subordinated Creditors); provided, that if the ABL Secured Parties receive as adequate protection of their interests in the ABL Collateral, (i) a replacement Lien in the ABL Collateral or (ii) superpriority claims, the Subordinated Creditors may, as adequate protection of their interests in the ABL Collateral, receive adequate protection consisting solely of (x) such replacement Lien on the ABL Collateral with respect to the Last Out Loans otherwise subject to the terms of this Agreement, including this Section 3.04(b) with respect to any proceeds of such Lien, and (y) superpriority claims junior in all respects to the superpriority claims granted to the ABL Secured Parties; provided, however, that each Subordinated Creditor shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims;

3.05                        Certain Waivers by the Subordinated Creditors.  Each Subordinated Creditor waives any claim it may hereafter have against any ABL Secured Party arising out of (a) the election by any ABL Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) any cash collateral or financing arrangement, or any grant of a security interest in the ABL Collateral, in any Insolvency Proceeding.

3.06                        Filing of Motions.  Until the Discharge of ABL Obligations has occurred, each of the Subordinated Creditors agrees that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the ABL Collateral, including without limitation with respect to the determination of any Liens or claims held by the ABL Agent (including the validity and enforceability thereof) or any other ABL Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.

3.07                        Separate Grants of Security and Separate Classification.  (a) Each of the Subordinated Creditors and the ABL Agent (on behalf of the ABL Secured Parties) acknowledges and agrees that (to the extent applicable) because of, among other things, their differing rights in the ABL Collateral, the Subordinated Indebtedness is not similarly situated to the ABL Obligations and must be separately classified in any plan of reorganization proposed or adopted in any Insolvency Proceeding.

(b)                                 To further effectuate the intent of the parties as provided in paragraph (a), if it is held (i) that the claims of the ABL Secured Parties and the Subordinated Creditors in respect of the ABL Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the Subordinated Creditors and the ABL Agent (on behalf of the ABL Secured Parties) hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Obligors in respect of the ABL Collateral (with the effect being that, to the extent that the aggregate value of the ABL Collateral is sufficient (for this purpose ignoring all claims held by the Subordinated Creditors), the ABL Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the default rate before any distribution is made in respect of the claims held by the Subordinated Creditors), with each of the Subordinated Creditors hereby acknowledging and agreeing to turn over to the ABL Agent, for distribution to the ABL Secured Parties, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Subordinated Creditors.

3.08                        Plans of Reorganization.  ABL Agent is hereby irrevocably authorized and empowered (in the name of each Subordinated Creditor) to vote on behalf of such Subordinated Creditor or consent or object on behalf of such Subordinated Creditor in any Insolvency Proceeding with respect to any and all claims of such Subordinated Creditors relating to the Subordinated Indebtedness, and each of the Subordinated Creditors hereby appoints the ABL Agent as its agent, and grants to the ABL Agent an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Subordinated Creditor in connection with any case by or against the Obligors in any Insolvency Proceeding, including without limitation, the right to file and/or prosecute any claims, to support or vote in favor of any plan of reorganization, or to make any election under Section 1111(b) of the Bankruptcy Code.  Each of the Subordinated Creditors agrees and that such Subordinated Creditor shall be irrevocably bound to any such votes made or consents given and further shall not challenge or otherwise object to such votes or consents and shall not itself vote or provide consents in the proceeding  To the extent that any Subordinated Creditor attempts to vote or votes in favor of any plan or reorganization in a manner inconsistent with this Section 3.08, each of the Subordinated Creditors irrevocably agrees that the ABL Agent may be, and may be deemed, an “authorized agent” of such party under Bankruptcy Rules

3018(c) and 9010, and that the ABL Agent shall be authorized and entitled to submit a superseding ballot on behalf of such Subordinated Creditor that is consistent herewith.

3.09                        Other Matters.  Each of the Subordinated Creditors agrees not to assert any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the ABL Collateral without the prior written consent of the ABL Agent; provided that if requested by the ABL Agent, such Subordinated Creditor shall timely exercise such rights in the manner requested by the ABL Agent, as applicable, including any rights to payments in respect of such rights.

3.10                        Effectiveness in Insolvency Proceedings.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before and after the commencement of an Insolvency Proceeding.  All references in this Agreement to any Obligor shall include such Obligor as a debtor-in-possession and any receiver or trustee for such Obligor in any Insolvency Proceeding.

3.11                        Intercreditor Agreement.  Each of the Secured Parties and the Obligors acknowledge and agree that nothing in this Section 3 or elsewhere in this Agreement shall impair or otherwise affect the respective rights and obligations under the Intercreditor Agreement of (a) any Secured Party, in its capacity as the ABL Representative (as defined therein) or an ABL Secured Party (as defined therein), (b) any Subordinated Creditor, in its capacity as the Term Debt Representative (used in this Section as defined in the Intercreditor Agreement) or a Term Debt Secured Party (used in this Section as defined in the Intercreditor Agreement) or in any capacity other than as a Subordinated Creditor or (c) any Obligor; provided, however, that no Person that is a Subordinated Creditor, but acting or purporting to act in its capacity as Term Debt Representative or a Term Debt Secured Party, shall take any action or exercise its rights, remedies and powers under the Intercreditor Agreement or otherwise to the extent such action or exercise would advantage or benefit such Person principally in its capacity as a Subordinated Creditor against the ABL Agent or ABL Secured Parties (in their respective capacities as such).

Section 4.                                           Representations.  Each of the parties hereto represents and warrants, as to itself, that it has duly authorized, executed and delivered this Agreement and that this Agreement is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditor’s rights and subject to general equitable principles.

Section 5.                                           Assignment.  This Agreement may not be assigned by any party hereto to any other entity without the prior written consent of the ABL Agent (until the Discharge of ABL Obligations) and any such assignment without such consent shall be deemed null and void.

Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial.

(a)                                 Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b)                                 Submission to Jurisdiction.  Each Obligor and each Subordinated Creditor irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the ABL Agent or any ABL Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or Subordinated Creditor or its properties in the courts of any jurisdiction.

(c)                                  Waiver of Venue.  Each Obligor and each Subordinated Creditor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section.  Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                                 Service of Process.  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.  Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(e)                                  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER ABL LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.                                           Amendment.  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Obligors, the Subordinated Creditors and the ABL Agent; provided that this Agreement may be amended pursuant a joinder in substantially the form of Exhibit A annexed hereto, executed by such Subordinated Creditor consented to by ABL Agent, to evidence the joinder of any Subordinated Creditor hereto.

Section 7.                                           Waiver.  No failure on the part of the ABL Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the ABL Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 8.                                           Severability.  Each party hereto expressly agrees that it is not the intention of any party hereto to violate public policy or state or federal statutory or common laws and applicable regulations and that if any sentence, paragraph, clause or combination thereof in this Agreement is in violation of the same or is required to be changed to comply with same, such paragraph, clause or sentence, or combination of the same shall be inoperative and the remainder of this Agreement shall remain binding upon the parties herein.

Section 9.                                           Notices.

9.01                        Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)                                 if to the Obligors or the ABL Agent, as provided for in the ABL Credit Agreement; and

(b)                                 if to the Subordinated Creditors, to the notice address provided by each Last Out Lender under the ABL Credit Agreement.

9.02                        Electronic Notification.  Notices and other communications to the ABL Agent, the Obligors or the Subordinated Creditors may be delivered or furnished by electronic communications pursuant to procedures approved by it.  The ABL Agent, the Obligors or the Subordinated Creditors may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

9.03                        Modifications to Notice Provisions.  Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

9.04                        Appointment of Process Agent.  Each Subordinated Creditor organized under the laws of a jurisdiction other than the United States or any state thereof shall, promptly upon becoming a party hereto, irrevocably appoint a process agent (a “Process Agent”), reasonably satisfactory to ABL Agent, as its agent to receive on behalf of such Subordinated

Creditor and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding.  Such service may be made by mailing or delivering a copy of such process to such Subordinated Creditor in care of the Process Agent at the Process Agent’s address notified to ABL Agent, and such Subordinated Creditor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf.  As an alternative method of service, such Subordinated Creditor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Subordinated Creditor at its address specified in Section 11.01.

Section 10.                                    Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be signed by their duly authorized officers on the date first set forth above.

BORROWERS:

UNITEK GLOBAL SERVICES, INC.
UNITEK ACQUISITION, INC.

	By:	Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	Chief Financial Officer

PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	Treasurer

[Signature Page to Subordination Agreement]

ABL AGENT:	APOLLO INVESTMENT CORPORATION, as Administrative Agent under the ABL Credit Agreement

	By:	Apollo Investment Management, L.P., as Advisor

	By:	ACC Management, LLC, as its General Partner

	By:	/s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: Authorized Signatory

[Signature Page to Subordination Agreement]

SUBORDINATED CREDITORS:	PENNANTPARK FLOATING RATE CAPITAL LTD., as a Subordinated Creditor

	By:	/s/ Aviv Efrat
	Name:	Aviv Efrat
	Title:	CFO

[Signature Page to Subordination Agreement]

SUBORDINATED CREDITORS:

CETUS CAPITAL II, LLC, as a Subordinated Creditor

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

LITTLEJOHN OPPORTUNITIES MASTER FUND LP, as a Subordinated Creditor

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

[Signature Page to Subordination Agreement]

SUBORDINATED CREDITORS:

NEW MOUNTAIN FINANCE CORPORATION, as a Subordinated Creditor

	By:	/s/ John R. Kline
	Name:	John R. Kline
	Title:	EVP & COO

[Signature Page to Subordination Agreement]

SUBORDINATED CREDITORS:

CERBERUS ASRS HOLDINGS LLC, as a Subordinated Creditor

	By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS AUS LEVERED HOLDINGS LP, as a Subordinated Creditor

BY: CAL I GP Holdings LLC
Its: General Partner

	By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

CERBERUS LEVERED LOAN OPPORTUNITIES FUND II, L.P., as a Subordinated Creditor

BY: Cerberus Levered Opportunities II GP, LLC
Its: General Partner

	By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND II, L.P., as a Subordinated Creditor

BY: Cerberus Levered Opportunities Master Fund II GP, LLC
Its: General Partner

	By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

[Signature Page to Subordination Agreement]

SUBORDINATED CREDITORS:

MAIN STREET CAPITAL CORPORATION, as a Subordinated Creditor

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

[Signature Page to Subordination Agreement]

SUBORDINATED CREDITORS:

MARBLEGATE SPECIAL OPPORTUNITIES MASTER FUND, L.P., as a Subordinated Creditor

	By:	/s/ Paul Arrouet
	Name:	Paul Arrouet
	Title:	Managing Partner

[Signature Page to Subordination Agreement]

EXHIBIT A

FORM OF NEW SUBORDINATED CREDITOR JOINDER
TO SUBORDINATION AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of [      ], 2014 is executed by the undersigned for the benefit of APOLLO INVESTMENT CORPORATION, as administrative agent under the ABL Credit Agreement referenced below (“AIC”, and in such capacity, the “ABL Agent”) and the ABL Secured Parties, in connection with (i) that certain Revolving Credit and Security Agreement, dated as of July 10, 2013 (as from time to time amended, modified, extended, renewed, refinanced, or restated, the “ABL Credit Agreement”), by and among UNITEK GLOBAL SERVICES INC., a Delaware corporation (“UniTek Parent”), UNITEK ACQUISITION, INC., a Delaware corporation (“UniTek Acquisition”), PINNACLE WIRELESS USA, INC., a Delaware corporation (“Pinnacle”), UNITEK USA, LLC, a Delaware limited liability company (“UniTek USA”), ADVANCED COMMUNICATIONS USA, INC., a Delaware corporation (“Advanced Communications”), DIRECTSAT USA, LLC, a Delaware limited liability company (“DirectSat”), FTS USA, LLC, a Delaware limited liability company (“FTS”) (UniTek Parent, UniTek Acquisition, Pinnacle, UniTek USA, Advanced Communications, DirectSat, FTS, collectively the “Borrowers”), ABL Agent, and each lender party thereto, and (ii) that certain Subordination Agreement dated as of August 13, 2014 among the Borrowers under the ABL Credit Agreement, the ABL Agent and the Subordinated Creditors party thereto (as amended, restated, supplemented or modified from time to time, the “Subordination Agreement”).  Capitalized terms not otherwise defined herein are being used herein as defined in the Subordination Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

1.             Each such Person assumes, effective as of the date hereof all the obligations of a Subordinated Creditor under the Subordination Agreement, subject to the terms thereof, and agrees that such Person is a Subordinated Creditor and bound as a Subordinated Creditor under the terms of the Subordination Agreement as if it had been an original signatory to such agreement.

2.             Each such Person hereby makes (as of the date hereof, except for such representations that per their terms relate to a different date, which are made as of such date) to the ABL Agent the representations and warranties applicable to a Subordinated Creditor set forth in the Subordination Agreement applicable to such Person and confirms that such representations and warranties are true and correct in all material respects.

3.             Each such Person’s address for notices under the Subordination Agreement shall be the address set forth below:

[Insert notice address]

4.             This Agreement shall be deemed to be part of, and a modification to, the Subordination Agreement and shall be governed by all the terms and provisions of the Subordination Agreement, respectively, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such Person enforceable against such Person.  Each such Person hereby waives notice of the ABL Agent’s acceptance of this Agreement.  Each such Person will deliver an executed original of this Agreement to the ABL Agent.

[Add signature block for each new Subordinated Creditor]